Significant Events (Details) $ / shares in Units, $ in Millions		1 Months Ended	12 Months Ended
	Feb. 04, 2022	Jul. 25, 2022 USD ($) shares	Dec. 31, 2022	Dec. 31, 2021 $ / shares	Sep. 08, 2022 CLP ($)
Significant Events Abstract
Distribution and payment of dividends, percentage				60.00%
Shareholders dividend per share | $ / shares				$ 2.46741747
Profits used to increase the banks reserves				40.00%
Retained earnings reserves					$ 56,602
Shareholder’s meeting description			At the Ordinary Shareholders’ Meeting of Banco Santander-Chile held on April 27, 2022, along with the approval of the Consolidated Financial Statements for 2021, the shareholders agreed to distribute 60% of the net profits for the year (“Profit attributable to equity holders of the Bank”), which amounted to $464,975 million. Those profits represent a dividend of $2.46741747 Chilean pesos for each share. In addition, the Board approved that the remaining 40% of the profits will increase the Bank’s reserves. Likewise, the shareholders discussed about the transitory and optional tax regime (Law 21,210 art 25) from which they may benefit, considering a substitute income tax of 30%. Furthermore, the members also approved PricewaterhouseCoopers Consultores, Auditores y Compañía Limitada as external auditors for the 2022 financial year.
Capital stock amount		$ 510,000,000
Final capital, amount		$ 1,726,769,815
Common, nominative shares | shares		280
Senior bonds issued description			As of December 31, 2022 the Bank has issued senior bonds for an amount of USD 30,000,000, JPY 3,000,000,000, CLP182,200,000,000 and UF13,000,000.
Interchange rates, description	On February 4, 2022, the Committee for Setting Interchange Rates Limits established the new limits for interchange rates: 0.6% for debit cards, 1.48% for credit cards, and 1.04% for payment cards with provision of funds. The Bank has estimated the effects of the implementation of the limits in approximately MCh$29,000 for the year 2022.